SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 11, 2006

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


       Delaware                        1-7182                 13-2740599
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    (State or other                 (Commission            (I.R.S. Employer
    jurisdiction of                 File Number)          Identification No.)
    incorporation)


              4 World Financial Center, New York, New York 10080
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            (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events
              ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-132911) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the "Indenture"). The Company shall issue $15,000,000 aggregate original public offering price of 3% Capped Appreciation Notes Linked to the Performance of an Equity Basket due May 12, 2008 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits
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                               EXHIBITS

              (4)              Instruments defining the rights
                               of security holders, including
                               indentures.

                               Form of Merrill Lynch & Co., Inc.'s
                               Fixed Rate Capped Appreciation
                               Notes Linked to the Performance of
                               an Equity Basket.

              (5) & (23)       Opinion re: legality; consent of counsel.

                               Opinion of Sidley Austin LLP
                               relating to the Fixed Rate Capped
                               Appreciation Notes Linked to the
                               Performance of an Equity Basket
                               (including consent for inclusion
                               of such opinion in this report and
                               in Merrill Lynch & Co., Inc.'s
                               Registration Statement relating to
                               such Securities).




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


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    MERRILL LYNCH & CO., INC.
                                    -------------------------
                                           (Registrant)


                                    By:  /s/  John Thurlow
                                        -----------------------------
                                              John Thurlow
                                              Assistant Treasurer


Date: May 11, 2006


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


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549











                           MERRILL LYNCH & CO., INC.










                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 11, 2006











                                                 Commission File Number 1-7182

                                 Exhibit Index


Exhibit No.        Description                                      Page
-----------        -----------                                      ----

(4)                Instruments defining the rights of
                   security holders, including indentures.

                             Fixed Rate Capped Appreciation
                             Notes Linked to the Performance
                             of an Equity Basket.

(5) & (23)         Opinion re: legality; consent of counsel.

                             Opinion of Sidley Austin LLP relating
                             to the Fixed Rate Capped Appreciation
                             Notes Linked to the Performance of an
                             Equity Basket (including consent for
                             inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).



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